Supplement Dated January 1, 2009

To Prospectus Dated May 1, 2008

For Group Variable Universal Life Insurance

Special Features of the Group Contract For

Trane

This supplement updates the Group Variable Universal Life Insurance prospectus to permit issuance using the 2001 CSO Commissioners Standard Ordinary Tables to meet legal requirements for sales after December 31, 2008.

In the “Cost of Insurance” section at the top of page 13, the second sentence is replaced with the following:

The guaranteed maximum rates may be up to 200% of the 2001 CSO Table.

The following paragraph replaces the third paragraph in the section “Adjustment in the Death Benefit,” and appears on page 26 in the Group Variable Universal Life prospectus:

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 2001 CSO Table.

This document is a supplement to the prospectus dated May 1, 2008 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Trane Group Variable Universal Life Contract and Certificates. In this supplement, we list the 20 funds that are available to you under the Trane Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% of each premium payment. Current charge – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current amount deducted - 2.60% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2 from each premium payment. Current charge - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current charge - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 or 2% of the amount withdrawn. Current Charge - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current Charge - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current Charge - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current charge - $0.00.
Loan Interest	This charge accrues daily.	Current charge - The Loan Account crediting rate plus 2%. The Loan Account crediting rate will generally be equal to the Fixed Account crediting rate.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Separate Account Charge (for Mortality and Expense Risk)	Deducted daily	Maximum – an amount equal to the effective annual rate of 0.90% Current – an amount equal to the effective annual rate of 0.45%
Charge for Administrative Expenses	Deducted monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[1]		Maximum - $50.48 Minimum - $0.04
Charge for a Representative Certificate Owner	Deducted monthly	Representative guaranteed charge - $0.59[4]
*Additional Insurance Benefits[2]:
Spouse Term Insurance	Deducted monthly	Maximum -$21.822[3] Minimum - $0.050[3] Representative current charge - $0.138[5]

Child Term Insurance	Deducted monthly	Maximum - $0.06[3] Minimum - $0.06[3]
Representative current charge - $0.06[6]
AD&D on employee’s life	Deducted monthly	Maximum- $0.025[3] Minimum - $0.020[3]
Representative current charge – 0.020[6]
AD&D on employee and family’s life	Deducted monthly	Maximum - $0.034[3] Minimum - $0.032[3]
Representative current charge – 0.032[6]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
4.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured, who is an active employee in Trane.
5.	The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in Trane.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses*	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.73%

Portfolio Companies

There are currently 20 variable investment options (Funds) available under the Trane Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

(Class I Shares)

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment adviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

AllianceBernstein Variable Products Series Fund, Inc.

(Class A Shares)

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in ‘REITs” and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

DWS Variable Series II

(Class A Shares)

DWS Government & Agency Securities VIP: The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e. Grade BB/Ba and below). The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

Franklin® Templeton® Variable Insurance Products Trust

(Class 2 Shares)

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Janus Aspen Series

(Institutional Shares)

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Large Cap Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Lazard Retirement Series, Inc.

(Service Shares)

Lazard Retirement U.S. Small Cap Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (ranging from approximately $23 million to $5.4 billion as of March 31, 2006). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have in the Investment Manager’s opinion, the potential to become a larger factor in the company’s business sector, significant debt but high levels of free cash flow and/or a relatively short corporate history with the expectation that the business may grow.

MFS® Variable Insurance TrustSM

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Mid Cap Growth Portfolio: Seeks long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Fund Advisers

Prudential Investments LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Series Fund. PI will furnish investment advisory services and administrative services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio.

Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Stock Index Portfolio. QMA also serves as a subadviser for the Flexible Managed Portfolio.

ClearBridge Advisors LLC (“ClearBridge”) serves as a subadviser for a portion of the assets of the Equity Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“Marsico”) serves as a subadviser for a portion of the assets of the Global Portfolio. Marsico is an indirect, wholly-owned subsidiary of Bank of America Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as a subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the AllianceBernstein Variable Products Series funds.

The investment advisor of the DWS Variable Series II portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”).

Templeton Investment Counsel, LLC, serves as the investment adviser for the Templeton Foreign Securities Fund. Templeton Asset Management Ltd. serves as the investment advisor for the Templeton Developing Markets Securities Fund.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser for the Janus Aspen Series portfolios. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

The investment adviser for each MFS Variable Insurance Trust series is Massachusetts Financial Services Company ("MFS").

The investment manager for each of the T. Rowe Price Equity Series Inc. portfolios is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

Charges

The current charges under the Trane Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.	Daily Charges for Mortality and Expense Risks. For Trane, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management Fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Trane plan.

The highest current rate per thousand is $22.26, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $.05, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.08
45	$.13
55	$.35
65	$1.08

Spouse Term Insurance: The highest current rate per thousand is $22.26, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.04, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.08
45	$.13
55	$.35
65	$1.08

Child term insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.03. Generally, one rate is payable at all ages for a given group of insureds.

AD&D family rate: The rate per thousand currently offered for this coverage is $.04. Generally, one rate is payable at all ages for a given group of insureds.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Trane who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Trane Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Trane Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: Prior to January 1, 2005 an eligible employee or spouse could enroll during Trane's annual enrollment period and within 31 days of any life event included under Trane's definition of Qualifying Life Event. New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000. (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment. However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence Of Good Health below.

Evidence Of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000. However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes In Face Amount

Increases In Face Amount: Once enrolled, you may increase your Face Amount of insurance.. However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases In Face Amount: Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Trane, if applicable. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

If you retire under Trane's retirement guidelines, you may continue your coverage. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you are disabled, you may continue your coverage, subject to Trane's benefit provisions for disabled participants. Prudential will bill you directly for premium payments and will charge you a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Trane or Prudential may end the Group Contract. See the Termination of a Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not Trane replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If Trane does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If Trane does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

•

You may continue your plan regardless of whether Trane replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, Trane will send routine premium payments to Prudential by payroll deduction. Former employees who retire under Trane’s retirement guidelines, employees on an approved leave of absence, and those former employees who elect Portability will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Trane, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction date will generally coincide with the date that we receive premium payments. However, if premium payments have not been transferred to us by the 45th day after the premium due date, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and the Death Benefit of your certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration.”

Please refer to the prospectus for information on these and other features of the Trane Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.